Year End 2012 Investor Briefing May 2, 2013 Exhibit 99.1

Management Participants
Jack Reasor Chief Executive Officer
Lisa Johnson
Senior Vice President and
Chief Operating Officer
Bob Kees
Senior Vice President and
Chief Financial Officer
Todd Brickhouse Vice President – Treasurer
Lynn Maloney
Vice President – Financial Reporting
and Investor Relations

Note Regarding Forward Looking and Other Statements
The information contained herein, and presented by representatives of Old Dominion Electric
Cooperative (ODEC or we or our), include, or are based upon, forward looking statements and assumptions regarding matters that could have an impact on our business, financial condition, and future operations.
These statements and assumptions, based on our expectations and estimates, are not guarantees of future performance, and are subject to risks, uncertainties, and other factors that could cause our actual results to differ materially from those described herein. These risks, uncertainties and other factors include, but are not limited to, general business conditions, federal and state legislative and regulatory actions, and general credit and capital market conditions.
Any forward looking statement or assumption speaks only as of the date on which the statement or assumption is made, and we undertake no obligation to update any forward looking statements or assumptions to reflect events or circumstances after this date, even if new information becomes available or other events occur after the date of this presentation, May 2, 2013.
These presentation materials highlight some of the information contained in our SEC filings and is qualified in its entirety by the detailed information contained in our SEC filings and elsewhere in this presentation. This presentation may not contain all the information that is important to you. You should read this information in conjunction with the detailed information contained elsewhere in our
SEC filings.

ODEC Overview

Our Business
•
Not-for-profit tax-exempt
power supply cooperative
•
Provide power to 11
distribution cooperatives
(Members) in VA, DE and MD
•
Own 2,015 MW of nuclear,
coal and natural gas
generation
•
PJM RTO member
•
FERC regulated
•
SEC registrant
•
Non-RUS borrower
Our Members
•
Purchase ODEC power
under all-requirements,
take-or-pay wholesale
power contracts (WPCs)
through at least 2053
•
Providers of power to
over 550,000 customers
(1.2 million people)
•
VA and MD Members’
distribution rates
regulated by state
commissions
Our 2012 Results
•
Continued growth and strong
financial performance
•
Peak demand = 2,538 MW
•
Energy sales = 12,605 GWh
•
Revenues = $843 million
•
Total assets = $1.5 billion
•
Equity ratio = 32% *
Our Credit Ratings
•
S&P – A (secured and issuer), stable outlook
•
Moody’s – A3 (secured), positive outlook
•
Fitch – A (secured and implied unsecured), stable outlook
* Equity ratio equals patronage capital divided by the sum of our long-term debt, long-term debt due within one year, revolving credit facilities, and patronage capital.

2012 In Review – Focus was on …
Securing additional generation
resources
•
June 2012 – Issued RFP for long-
term power supply options
•
July 2012 – Received
approximately 80 proposals in
response to RFP
•
Fall/Winter 2012 – Evaluated RFP
responses
•
Spring 2013 – Board determined
that expansion at existing plant
site was most reliable and
competitively priced option
Reducing costs to our
Members
•
April 2012 – 4.6% energy
rate reduction
•
October 2012 – 6.8% energy
rate reduction
•
Year 2012
$15.0 million margin
stabilization refund
2.3% decrease in
average total cost to
Members

Members

•
ODEC’s load is diversified across 11 Members, with our largest member,
Rappahannock Electric Cooperative, accounting for 34% of our 2012 revenues from sales to Members
Member Revenues
(in millions) (%)
Rappahannock $280.4 33.9
Shenandoah Valley 152.1 18.4
Delaware 95.4 11.5
Choptank 75.9 9.2
Southside 66.0 8.0
A&N 48.4 5.8
Mecklenburg 40.6 4.9
Prince George 22.1 2.7
Northern Neck 19.7 2.4
Community 14.1 1.7
BARC 12.1 1.5
$826.8 100.0%

ODEC

Your Touchstone Energy® Partner

Maryland
Baltimore
Washington DC
Delaware
Maryland
Delaware
Maryland
Maryland
Virginia
Chesapeake Bay
Richmond
Norfolk
Atlantic Ocean

Members’ Service Territories

Rock Springs
336 MW
Marsh Run
504 MW
Louisa
504 MW
Clover
433 MW
North Anna
218 MW
Gas CTs
Nuclear
Coal
A&N
BARC
Choptank
Community
Delaware
Mecklenburg
Northern Neck
Prince George
Rappahannock
Shenandoah Valley
Southside

2012 Percentage of MWh Sales 2012 Percentage of Customers
Members

•
Members continue to experience growth – from 2007 through 2012, compound annual growth rates
*
were:
1.6% in total number of customers
•
No individual retail customer constituted more than 3.6% of ODEC’s 2012 total revenues from sales to Members
1.5% in total energy sales volume
* Excludes 2010 Potomac Edison acquisition and West Virginia disposition; growth with these events equals 6.0% and 7.6% in total number of customers and total energy sales volume, respectively. Also, excludes Northern Virginia Electric Cooperative (NOVEC)
which withdrew as a Member January 1, 2009.
58.4%
40.3%
1.3%
Residential Commercial and Industrial Other
89.4%
9.6%
1.0%
Residential Commercial and Industrial Other

Wholesale Power Contract
•
WPCs, which extend through at least 2053, obligate ODEC to
deliver, and the  Members to purchase, all of the Members’
power requirements with the following exceptions:
ODEC’s mainland Virginia  Members can purchase hydroelectric power from the Southeastern Power Administration (SEPA)
Approximately 0.8% and 2.5% of Members’ 2012 energy and capacity requirements, respectively
Members can receive up to the greater of 5% or 5 MW of their power requirements from owned generation or other suppliers, and in limited circumstances, additional amounts if so approved by ODEC’s  Board
During 2013, we anticipate that they will receive approximately 8.5 MW under these exceptions

Rate Regulation
•
ODEC’s FERC formulary rate allows us to collect revenues to
meet all costs, expenses and financial obligations plus
additional board-approved equity contributions, and to change rates in accordance with the formula without seeking FERC
approval
Exceptions are decommissioning costs (currently $0), changes to depreciation rates, and changes to account classifications or the addition of accounts to the formula
Entity Regulator Changes that Require Approval Changes that Do Not Require Approval
ODEC FERC ODEC’s formulary rate components ODEC’s energy and demand rates
Virginia Members VSCC Members’ distribution rates ODEC’s energy and demand rates
Maryland Member MPSC Member’s distribution rates ODEC’s energy and demand rates
Delaware Member None N/A ODEC’s energy and demand rates

2012 Resource Mix
Energy
(MWh)
2012 Peak Demand = 2,538 MW (July) 2012 Energy Sales = 12,604,673 MWh
Capacity
(MW)

North
Anna
(nuclear)
Clover
(coal)
North
Anna
(nuclear)
45%
17%
14%
2%
4%
Other
Purchases
CTs
(gas
)
63%
Renewable
Purchases
15%
8%
32%
Purchases
CTs
(gas)
Clover
(coal)

Owned Generation Statistics – December 31, 2012
Facilities
1
Clover North Anna CTs
2
Primary Fuel Type coal nuclear natural gas
Operator VA Power VA Power ODEC/EP
2
Net Utility Plant in Service (w/o CWIP)
$328 million $155 million
3
$405 million
Net Capacity Entitlement
433 MW 218 MW 1,344 MW
Net Capital Investment $758/KW $713/KW $301/KW
Average Operational Availability 85.3% 90.7% 97.7%
Average Capacity Factor
58.1% 92.9% -
Factors affecting 2012 operations maintenance outages
and lower dispatch by
PJM due to lower
market prices
lower dispatch
by PJM due to
lower market
prices
1
ODEC also owns 10 diesel units (20 MW), primarily to enhance system reliability.
2
ODEC owns three combustion turbine facilities. We operate our two facilities in Virginia; Essential Power Operating Co., LLC (EP)
operates our Rock Springs, Maryland units.
3
Excludes decommissioning and nuclear fuel.

•
ODEC’s focus is to provide reliable, cost-effective,
environmentally-balanced power supply to our Members
•
We continue to plan for growth in demand and energy
usage, although near-term growth projections are less
robust than historical averages

Pursuit of New Generation Resources
Members’ service territories less impacted by the economic
downturn and continue to experience modest growth
Strategic planning objective of sourcing 50% to 70% of our
energy from long-term contracts and owned generation assets

•
June 1, 2012 – ODEC issued an RFP seeking long-term
power supply options
•
July 16, 2012 – Received approximately 80 proposals
•
Fall/Winter 2012 – Evaluated various proposals to
determine most reliable and competitively priced option

Pursuit of New Generation Resources
100 MW to 800 MW
Intermediate or baseload, dispatchable power
Asset acquisition or power purchase
Within or with firm transmission into PJM
To begin between June 1, 2015 and June 1, 2018

•
April 23, 2013 – ODEC announced that we will seek approval to construct a natural gas fueled electric generation facility on existing property at our Rock Springs Generation Facility in Cecil
County, Maryland
To be named Wildcat Point Generation Facility
Expected to start construction in late 2014 and become operational in mid-2017
Expected to generate approximately 1,000 MW
Preliminary estimate of overnight cost = $675 million *
*
Excludes certain owners costs and financing costs
Plant will be owned 100% by ODEC
•
Plan to apply for Certificate of Public Convenience and Necessity from the Maryland Public Service Commission in May 2013

Pursuit of New Generation Resources

Sales and Revenues

Revenues from Non-members 65.4 37.6 15.9
Demand Revenues from Members 280.7 312.7 299.3
Energy Revenues from Members 498.4 541.2 527.5
MWh Sales to Members (right axis) 11.3 12.2 12.1
13%
9%
3%
11%
4%
30%
9%
1%
19%
-
2.0
4.0
6.0
8.0
10.0
12.0
-
100.0
200.0
300.0
400.0
500.0
600.0
700.0
800.0
900.0
1,000.0
2010 2011 2012
Factors affecting results:
2010
2011
2012
• June 1 – Potomac Edison
acquisition
• Extreme temperatures
• Decrease in energy rate
• First full year with
Potomac Edison
acquisition load
• Milder temperatures
• Decrease in energy rate
• Decrease in demand costs

Income Statement Analysis
2012        % change
2011        % change
2010
Energy Sales to Members 12,096,230 MWh
(0.9%)
12,205,602 MWh
8.5%
11,254,269 MWh
Energy Sales to Non-members 508,443 MWh
(46.0%)
941,908 MWh
(30.6%)
1,356,542 MWh
Total Energy Sales 12,604,673 MWh
(4.1%)
13,147,510 MWh
4.3%
12,610,811 MWh
Demand Sales to Members 24,027 MW
(0.6%)
24,166 MW
10.0%
21,960 MW
Revenues from Sales to Members $826.8 million
(3.2%)
$853.9 million
9.6%
$779.1 million
Total Operating Revenues $842.7 million
(5.5%)
$891.5 million
5.6%
$844.5 million
Total Operating Expenses $783.5 million
(5.5%)
$828.9 million
4.8%
$790.8 million
Net Margin attributable to ODEC $9.9 million
(8.0%)
$10.8 million
6.4%
$10.2 million
Margin Stabilization Refund $15.0 million $14.9 million $22.5 million
Average Total Cost to Members $68.35/MWh
(2.3%)
$69.96/MWh
1.1%
$69.22/MWh
Margins for Interest (MFI) Ratio *
1.21 1.22 1.23
*
Per the Indenture we must establish and collect rates which are reasonably expected to yield an MFI ratio of at least 1.10.
MFI ratio is calculated by dividing margins for interest by interest charges, as those terms are defined in the Indenture.  For further description of these terms and calculation, see ITEM 6. SELECTED FINANCIAL DATA in ODEC’s 2012 Annual Report on
Form 10-K.

Balance Sheet Analysis
2012        % change
2011        % change
2010
Net Electric Plant $991.3 million
(2.1%)
$1,012.9 million
(2.4%)
$1,037.4 million
Total Investments 263.0 million
11.8%
235.2 million
19.6%
196.6 million
Other Assets 289.2 million
(11.3%)
325.9 million
17.0%
278.4 million
Total Assets $1,543.5 million
(1.9%)
$1,574.0 million
4.1%
$1,512.4 million
Patronage Capital $360.4 million
2.8%
$350.5 million
3.2%
$339.7 million
Non-controlling Interest 13.3 million
1.3%
13.1 million
(0.6%)
13.2 million
Long-term Debt 737.8 million
(3.7%)
766.1 million
70.3%
449.8 million
Long-term Debt due w/in One Year 28.3 million
-
28.3 million
(88.2%)
238.9 million
Revolving Credit Facilities -
-
-
(100.0%)
7.0 million
Total Capitalization and
Short-term Debt $1,139.8 million
(1.6%)
$1,158.0 million
10.4%
$1,048.6 million
Equity Ratio *
32.0% 30.6% 32.8%
Deferred Energy $56.0 million
61.4%
$34.7 million
(23.5%)
$45.4 million
* Equity ratio equals patronage capital divided by the sum of our long-term debt, long-term debt due within one year, revolving credit facilities, and patronage capital.

Liquidity and Capital Resources
•
ODEC continues to generate positive cash from operations

2012 2011 2010
Net Cash Provided by Operating Activities $51.3 million $40.1 million $119.2 million
Net Change in Cash and Cash Equivalents ($26.4 million) $59.4 million ($1.9 million)
• Additional liquidity is available via a $500 million revolving credit facility which currently matures in November 2016
ODEC did not borrow funds under this facility in 2012
• For long term funding needs, ODEC can access the debt-capital markets

Capital Expenditures (including nuclear fuel and capitalized interest)

Actuals
Projected
-
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
2010 2011 2012 2013 2014 2015
Projected =
$107.9 million
Actual
=
$157.0 million
• 2010-2011 – “North
Anna” includes $15.0
million for North Anna
Unit 3
• 2010 – “Other” includes
$30.0 million for land for
potential generating
facility
• “Other” includes costs
related to transmission
assets, A&G assets and
distributed generation
• Does not include
Wildcat Point
Generation Facility
Other 31.6 1.6 2.0 6.1 5.5 5.6
CTs 0.9 2.7 0.6 1.2 1.1 1.1
North Anna 36.4 31.9 18.6 9.4 18.1 11.9
Clover 9.6 9.9 11.2 16.1 16.9 14.9

Summary
•
Economically stable, highly residential service territory
•
Long-term all-requirements wholesale power contracts
•
Favorable regulatory environment
•
Well-established hedging program and long-term planning process
•
Diversified portfolio of power supply resources
•
Wildcat Point will reduce reliance on purchased power
•
Consistently strong financial performance
•
SEC registrant and Sarbanes-Oxley compliant
•
Proven ability to secure liquidity and access capital
•
“A” (stable outlook) and “A3” (positive outlook) credit ratings

Additional Information
•
A link to this presentation will be posted on ODEC’s website
www.odec.com
•
ODEC’s SEC filings, including Forms 10-K, 10-Q and 8-K are also available on our website
•
For additional information please refer to the contacts below
Name Title E-mail Address Phone Number
Bob Kees bkees@odec.com 804-968-4034
Todd Brickhouse VP – Treasurer tbrickhouse@odec.com 804-968-4012
Lynn Maloney
VP – Financial Reporting  and
Investor Relations
lmaloney@odec.com 804-968-4065
SVP and Chief Financial Officer